UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 5, 2005

XETA Technologies, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	0-16231	73-1130045

(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1814 West Tacoma, Broken Arrow, Oklahoma		74012

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:     918-664-8200

(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01   Changes in Registrant’s Certifying Accountant

On May 5, 2005, the Audit Committee of the Board of Directors of XETA Technologies, Inc. (the “Company”), dismissed Grant Thornton LLP as the Company’s independent auditors.  The decision to discontinue Grant Thornton’s engagement was the result of a competitive bidding process initiated by the Company in an effort to reduce the overall cost of its audit services.  The Audit Committee is in final negotiations with another independent registered public accounting firm to serve in that role for the Company.  Grant Thornton served as the Company’s independent accountants since August 9, 2002.

The reports of Grant Thornton on the Company’s consolidated financial statements for each of its last two completed fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were those reports qualified or modified as to uncertainty, audit scope or accounting principles, except that the report relating to the October 31, 2003 financial statements dated December 5, 2003 (except for the “Stock Based Compensation Plans” section of Note 1, as to which the date is June 3, 2004), included an explanatory paragraph stating that subsequent to the initial issuance of the 2003 financial statements, management determined that certain provisions of Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation (SFAS 123), relating to computing the pro forma impact of issued stock options, were misapplied, and that the pro forma disclosures in the “Stock Based Compensation Plans” section of Note 1 to the 2003 consolidated financial statements had been revised to correct the previously reported pro forma disclosures.

During the two most recent fiscal years and through May 5, 2005, (a) there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to the satisfaction of Grant Thornton, would have caused them to make reference to the subject matter in connection with their report on the Company’s consolidated financial statements for such years, and (b) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (Regulation S-K).

The Company provided a copy of the foregoing disclosures to Grant Thornton and requested that Grant Thornton furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this Item 4.01.  A copy of Grant Thornton’s letter furnished in response to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

16.     Letter of Grant Thornton LLP dated May 9, 2005.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XETA TECHNOLOGIES, INC.
(Registrant)

Dated: May 9, 2005	By:	/s/ ROBERT B. WAGNER

Robert B. Wagner Chief Financial Officer

EXHIBIT INDEX

SEC No.	Description

(16)	Letter on change in certifying accountant from Grant Thornton LLP to the Securities Exchange Commission dated May 9, 2005.

4